Exhibit 10.30

Comprehensive credit line contract               WYQYED20220916

Contract NO: EDXS020221028043424

Party A (quota Grantor): Shenzhen Qianhai WeBank Co., LTD

Party B (quota applicant):Shenzhen Bessman Precision Instrument Co., Ltd

Party A and Party B are separately called "one party" and collectively called "both parties".

Party A and Party B shall, through equal negotiation, enter into this Comprehensive Credit Line Contract (hereinafter referred to as the "Contract") regarding Party B applies for comprehensive credit line from Party A in accordance with relevant laws and regulations.

If this Contract is signed online, and party B's legal representative or other authorized representative confirms the Contract on the operation page, party B shall be deemed to have read and agreed to all the contents of this Contract and agrees to use electronic signatures. This Contract shall come into force and be binding on both parties.

Article 1 Credit line and variety

1.1 Comprehensive credit line amount: party a agrees to grant party b comprehensive credit line (hereinafter referred to as the "credit line"), specific line amount to party a financing platform (refers to party b to make the credit line application, the credit line item single credit application, signing, repayment and query Internet platform or the page, operation, including but not limited to party a operation or approved mobile phone client, WeChat public number, H5 page, PC website, etc., the same below) interface to party b. To avoid doubt, party b agrees that party a has the right to recheck the credit line amount on a regular basis, party a has the right to adjust the credit line, including but not limited to raise, lower or terminate the credit line to party b, party b may check the changes of credit line (if any).

1.2 Term of the comprehensive credit line: The term of the credit line under this Contract (hereinafter referred to as the "term of the credit line") is 12 months from the effective date of this Contract; before the expiration of the credit line term, if neither party raises a written objection, the term of the credit line can be automatically extended for one year from the date of expiration. During the term of the credit line, the credit line can be recycled, but the total balance of each credit line within the credit line shall not exceed the amount of the credit line (if Party A re-approves and lowers the credit line, and the balance of the stock credit line of Party B exceeds the amount after the reduction, the limit shall not be imposed). After the credit line expires, the unused credit line will automatically expire. During the occurrence period of a single credit grant under this credit limit item (i. e., the debt determination period) of the credit limit, the termination date of a single credit extension may exceed the term of the credit limit. The starting date and termination date of the single credit extension shall be subject to the provisions in the single credit granting business contract. For avoidance of doubt, both parties hereby confirm that the single credit period shall be during the credit line under the starting date of a single loan, single bond opening date, single, single bill acceptance date, discount date must be within the term of credit line, a single loan termination date, single guarantee or bill advance date can exceed the term of credit line.

1.3 The credit granting method of this credit line includes but is not limited to the following methods: working capital loan, opening a letter of guarantee, bill acceptance and discount, etc.

1.4 The amount, interest rate rate and term of the specific credit granting variety / method under the credit line shall be subject to the provisions in the single contract and other credit granting certificates.

Article 2 Use of the credit line

2.1 Party B shall guarantee to use the credit line through various media in a safe environment, otherwise Party B shall be responsible for the risks and losses caused by the use of the credit line on the Internet or other media in a non-safe environment.

2.2 Party B is aware that Party A identifies Party B's legal representative through one or more of the means such as face scanning video, bank card authentication, telephone verification verification, password verification, and mobile phone OTP verification (applicable to the case where Party B is the company, The same below) / or the operator (applicable to the situation where Party B is an individual industrial and commercial household, The same below) or the person in charge (applicable to the case where Party B is not an operational organization of the company, The same below) identity to achieve enterprise authentication, Party B hereby confirms that, All transactions conducted with Party B's legal representative / or operator / or responsible person on Party A's financing platform, or through other means, shall be those conducted by Party B, And Party B shall bear the corresponding legal consequences of the transaction. By Party B and / or its legal representative / or operator / or person in charge the confirmed business application, settlement transaction, credit extraction, electronic data information generated by the repayment exchange and other electronic transaction vouchers shall be regarded as valid certificates of the transaction.

2.3 The signing of this Contract by Party A and Party B does not constitute a credit granting commitment made by Party A to Party B. Under credit under specific credit business, party b shall submit a written application to party a, party a has the right to decide whether to party b credit under single credit, if party a review agreed to issue single, credit, party a and party b shall according to the nature of the business separately sign the corresponding single credit contract (including loan contract, bill acceptance contract, bill discount contract, open guarantee contract, etc., the same below).

2.4 Prerequisites for the use of the credit line:

(1) Party B has, in accordance with relevant laws and regulations, Complete the legal procedures of government licensing, approval, registration and delivery (if any);

(2) effective guarantee contract related to this amount (if any);

(3) Party B has paid off the expenses related to this Contract (if any)

(4) Party B has met the credit conditions agreed herein;

(5) the operation and financial condition of Party B and the enterprise;

(6) repayment willingness and guarantor (if any);

(7) Party B has not violated herein.2.5 Party A shall have the right to supervise the use of the credit line by means of account analysis, voucher inspection, self-visit or appointing a third-party service agency to conduct on-site investigation, and shall have the right to require Party B to summarize and report the use of funds according to the situation, and Party B shall cooperate.

2.6 Credit line before use or in the process of credit line, such as the national macro-control policy changes, regulatory authorities to control the credit scale or credit investment requirements and other reasons for party a, party a is unable to let party b continue to use the credit line, party a has the right to suspend or terminate the use of the credit line, and has the right to terminate this contract, party b has clearly aware and without any objection.

2.7 If Party A makes repeatedly or should not lend due to system reasons and loan access failure, Party B irrevocably agrees and authorizes Party A to directly deduct the excess and unpayable payments from Party B's repayment account and collection account.

Article 3 Repayment

3.1 When a single credit extension within the credit line is due (including the single loan is announced to expire in advance), Party B shall repay the loan principal, advance principal (if any), interest, penalty interest (if any) and other amounts payable (if any) under the single credit extension in full and on time.

3.2 Party B hereby authorizes WeBank to deduct appropriate amounts from any account (including special internal account established by WeBank for Party B) and / or creditor transferee (if any) to repay the loan principal, advance principal (if any), interest, penalty) (if any) and other amounts payable (if any) until all party B's debts are repaid. If Party B involves two or more deductions or the amount deducted by WeBank from Party B's repayment account is insufficient to pay off all the debts due to Party B under this Contract and all the single credit granting items, WeBank shall have the right to decide the order of repayment and the lower limit of the single deduction amount. In order to realize the purpose of smooth repayment of party b, such as the bank will transfer all or part of the claims under this contract to a third party, this article 3.2 authorized by the bank, and the authorization period until party b in the bank or the bank cooperative financial institutions and / or the transferee (if any) of all debts.

3.3 Party B is aware that any overdue repayment behavior will affect its credit investigation records.

Article 4 Declaration and Guarantee of Party B

4.1 Party B is an enterprise legally established, effectively existing and has a good reputation in its jurisdiction, with complete rights and permission and approval from the government to engage in the business currently engaged in.

4.2 Party B has completed all internal and external authorization and approvals required for the signing of this Contract, and the signing and performance of this Contract is the true intention of Party B, and will not result in the violation of party B's articles of Association or the agreement or commitment signed by it with any third party.

4.3 Party B undertakes to use the credit line in accordance with the term and purpose agreed upon in this Contract and the single credit granting contract, and shall cooperate with Party A to supervise the use of the credit line as agreed herein.

4.4 Party B warrants that all the materials provided to Party A are true, complete, legal and valid, and do not contain any false records, misleading statements or material omissions.

4.5 Party B does not violate any laws, regulations and rules concerning environmental protection, energy conservation and emission reduction, and pollution reduction, and Party B undertakes to strictly abide by such laws, regulations and rules after signing this Contract.

4.6 Except for being notified to Party A in writing before the signing of this Contract, Party B shall not have any litigation, arbitration, execution, appeal, reconsideration procedures or other events or circumstances that may have a material adverse impact on the execution of this Contract.

4.7 Party B shall, in accordance with party a's requirements, to party b's business situation, financial situation or other party a think may affect party b credit risk to provide instructions or supplementary information, party b shall timely cooperate and guarantee the authenticity, integrity and objectivity of the provided documents and materials, does not contain any false records, misleading statements or material omissions, financial statements are prepared in strict accordance with Chinese accounting standards.

4.8 Party B undertakes to abide by the relevant laws and regulations of tax collection and administration, standardize the tax declaration and payment behavior, submit and update the financial statements and other tax-related information to the tax department on time, declare and pay tax in a timely manner, and ensure the authenticity and accuracy of the relevant information.

4.9 Party B warrants to cooperate with Party A to supervise and inspect Party B's operation and credit status. During the performance of this Contract, if Party A considers that Party B's business condition deteriorates or the credit granting risk condition deteriorates, Party B shall provide the supplementary guarantee measures approved by Party A.

Article 5 The Rights and Obligations of Party B

5.1 Party B shall have the right to require Party A to keep confidential the property, account and other materials provided by it, except as otherwise provided for by laws and regulations, otherwise required by the regulatory authorities and otherwise agreed upon herein.

5.2 When Party B is a group customer, Party B shall make a written report to Party A within 10 days from the date of a related transaction of more than 10% of its net assets, including the related relationship of the parties to the transaction, the transaction items and the nature of the transaction amount, the transaction amount or the corresponding proportion, and the pricing policy (including transactions with no amount or only a nominal amount). Group customers refer to enterprises and institutions with the following characteristics:

(1) directly or indirectly controlled or controlled by equity or operation;

(2) jointly controlled by third party enterprises and institutions;

(3) major investors, key managers or family members close to them (including direct relatives within three generations and second generation);

(4) other relationships that may not transfer assets and profits according to the principle of fair price, which shall be regarded as being granted credit management by group customers.

5.3 If Party B occurs in any one or more of the following matters, Party a shall have the right to decide whether to require party b to provide additional guarantee, adjust or cancel the credit line, and recover all the credit lines issued directly according to the specific situation of the matter:

(1) the operation or financial condition of party b or the guarantor shall deteriorate, Significant decline in income, major financial loss, asset loss (including but not limited to asset loss due to foreign investment or guarantee) or other financial crisis;

(2) Party B fails to timely declare or declare false tax related information (including but not limited to financial statements); Any unpaid taxes, tax violations of laws and regulations, or administrative fines imposed by the tax authorities;

(3) Party B is subject to administrative punishment or criminal sanctions due to any illegal business activities, Or involving major legal disputes;

(4) Party B, party B's shareholders or actual controllers, and the guarantor, involved in major cases or major assets, have been taken compulsory measures such as property preservation, or have been subjected to administrative punishment or criminal sanctions, Or other events that cause their inability to normally perform their duties to occur;

(5) the natural person guarantor has the death, disability, unemployment, relocation, job changes, business changes and other changes, Or be investigated for criminal responsibility according to law, or be subject to other compulsory measures, or be taken by the relevant authorities to restrict their certain rights measures, If party A considers that it has performed or may affect the guarantor to perform its guarantee liability;

(6) Party B or the guarantor shall provide the guarantee to a third party, A significant adverse impact on its financial position or ability to perform the obligations hereunder;

(7) Party B, the investment, guarantor or other enterprises invested in division, merger, major merger, acquisition and reorganization, material assets disposal, capital reduction, closure, closure, liquidation, reorganization, cancellation, dissolution, bankruptcy, and business license revoked, etc.;

(8) Party B operation or the guarantor economic deterioration, It may have a material adverse impact on its ability to perform its obligations hereunder;

(9) Party B fails to cooperate with Party A in the investigation;

(10) other activities sufficient to affect Party B

5.4 Party B shall ensure that the legal representative / operator / responsible person of Party B shall sign the Maximum Guarantee Contract separately with Party A and assume individual joint and several guarantee liability to Party A for all single credit granting under the guarantor credit line. Party B undertakes that, in case of any change in the legal representative / operator / responsible person of Party B within the credit line period, Party B shall notify Party A and handle the legal representative through Party A's financing platform within [5] days from the date of the change / the operator / responsible person shall change the process, and the changed legal representative / operator / responsible person shall sign the Maximum Amount Guarantee Contract (as required by Party A in the change process or when a single credit extension is added). If Party B changes its legal representative / operator / responsible person, Party A shall have the right to independently assess and judge the legal representative / operator / responsible person as the guarantor, and take measures deemed appropriate by Party A, including without reducing the credit limit and requiring Party B to provide additional guarantees, according to the risk assessment.

5.5 Without the prior written consent of Party A, Party B shall not transfer all or part of any rights and obligations hereunder and the corresponding debts incurred to Party A as agreed herein to a third party.

5.6 If Party B changes its domicile, mailing address, email address, contact telephone number and business scope, Party B shall notify Party A within five working days after the change of the relevant matters. If Party B fails to perform the above notice obligations, if Party A sends the relevant notice and documents at the original address, it shall be deemed to have been delivered.

Article 6 The Rights and Obligations of Party A

6.1 Party A shall have the right to regularly evaluate the operating financial situation of Party B and the guarantor (if any) and the progress of the specific project, and adjust the amount, term and interest rate of the credit line according to the evaluation results.

6.2 Party A shall have the right to require Party B to provide information related to the credit granting line, enter party B's business site by itself or appoint a service agency, investigate, examine and inspect the use of the credit granting and Party B's assets, financial status and operation situation, and have the right to supervise Party B to use the credit granting according to the purposes agreed herein.

6.3 Party A shall keep confidential the materials provided by Party B, except as otherwise stipulated by laws, regulations or regulatory authorities, or otherwise agreed by both parties, or the materials provided by Party B shall not constitute secret information.

6.4 Party a shall have the right to its rights under this contract and based on this contract and its single credit contract for all or part of the creditor's rights, through asset transfer, asset securitization to a third party without party b consent, and party a has the right to choose telephone, SMS, email, WeChat, announcement, financing platform public or financing platform news of debt transfer to notify party b. Party A shall have the right to, when making the debt transfer, provide the interest information, loan and repayment information, the loan and repayment information of Party B and the guarantor (if any) obtained on the basis of the transfer, including the information, borrowing and repayment information to the intermediary for the purpose of due diligence by asset securitization and the transfer.

Article 7. Breach Clause

7.1 Any of the following events shall constitute a breach of contract:

(1) overdue, overdue interest, advances or party b fails to pay other amounts due in accordance with this contract and a single credit granting contract, Or Party B fails to use the credit funds for the purpose agreed upon;

(2) Party B or the guarantor violates any statement made by it, guarantee and commitment;

(3) Party B or the guarantor explicitly expresses or indicates by its own actions that it fails to perform any obligations under any contract with Party A, Or violate any obligations stipulated in any contract with Party A;

(4) Party B or the guarantor conceals the true and important information;

(5) Party B or the guarantor takes advantage of the false contract with the related parties, Collect funds or grant credit granting from financial institutions through transactions without actual trading background,

(6) Party B or the guarantor is negligent in managing and pursuing the due creditor's rights, Or dispose of the main property or other evasion of debts by free or free, unreasonable low price or other inappropriate means;

(7) Party B or the guarantor makes advantage of the false contract and arrangement with any third party, Receiving funds or credit granting from Party A or other financial institutions;

(8) Party B or the guarantor violates other contracts (including or not limited to the credit contract, loan contract, guarantee contract) or any debt securities issued by it;

(9) Party B's guarantor (if any) violates the guarantee contract (including but not limited to the guarantee contract, mortgage contract, pledge contract) or defaults under the guarantee contract, Or the guarantee contract has not become effective, invalid or been revoked; The value of the collateral is significantly reduced, lost, and the ownership dispute occurs, Or be sealed up, detained, frozen, withheld, retained, auction, etc.;

(10) If any items listed in Articles 5.2 and 5.3 of this Contract occur, Party A considers that it will affect the safety of its creditor's rights;

(11) Party B's operation term shall expire within the term of this credit line, And the maturity and extension procedures are not completed;

(12) other circumstances that may adversely affect the realization of party A's claims under this contract or a single credit granting contract.

7.2 In the event of default, Party a shall have the right to take one or more of the following measures:

(1) to adjust, cancel or terminate the credit line under this contract, Or adjust the credit line term and the amount of the credit line;

(2) declare that all or part of the credit line under this credit line expires immediately, Party B is required to immediately repay part or all of the credit principal, interest and expenses (including but not limited to the attorney's fees, legal costs, arbitration fees, travel expenses, announcements fees, service fees, execution fees, transfer fees, etc. paid by Party A for the realization of the creditor's rights), And from the date of the event of default, All the credit principal issued will be collected at the penalty interest rate, Until Party B pays off all the credit principal;

(3) require Party B to deposit the deposit in full to pay the outstanding acceptance, guarantee and other credit granting services;

(4) require Party B to provide new guarantee measures approved by Party A;

(5) have the right to directly deduct the money from the account opened by Party B and the guarantor in Party A, To pay off all the debts of Party B under this Contract and each single credit granting contract (including the debts required by Party A to pay off in advance), Without obtaining the prior consent of Party B or the guarantor;

(6) having the right to exercise the guarantee right, To require the guarantor to fulfill the warranty liability, Or realize the creditor's rights by disposing of the mortgaged property and / or the pledged property;

(7) require Party B to compensate for all the losses caused by its breach to Party A (if any);

(8) Party A has the right to exercise the legal creditor cancellation right and / or subrogation right in accordance with the law, Under the aforementioned circumstances, Party B shall provide all necessary cooperation and assistance as required by Party A, All expenses thus incurred by Party A shall be borne by Party B;

(9) party A shall take other relief measures stipulated by laws and regulations and agreed herein.

7.3 Party B agrees that when Party A conducts pre-loan due diligence, in-loan information verification or post-loan inspection, collection and debt recovery, Have the right to use or collect the identity information, contact information and other information related to party b's credit, finance, credit, lending to a third party (including but not limited to law firms, credit service agencies, collection agencies, third-party financial institutions, payment institutions, credit agencies, financial credit information database of the People's Bank of China citizen identity information database, database of the Ministry of Public Security and other legally established database (database) institutions, telecom operators and their agents, administrative organs, institutions, judicial organs, arbitration agencies, regulatory authorities, China Internet finance Association and other industry self-discipline organizations, etc.).

7.4 If the amount in Party B's repayment account is insufficient to pay all the amount due to Party B, Party A has the right to repay (in the case of insurance claims, guarantee compensation and account cancellation under this Contract): within 90 days) and 90 days) (including 90 days), the principal and interest payments are: (1) expenses (if any); (2) penalty interest; (3) interest; (4) the principal. If the loan is more than 90 days overdue and the advance payment is more than 90 days overdue, the repayment order of the principal and interest of the loan / advance payment shall be as follows: (1) expenses (if any); (2) principal; (3) interest; (4) penalty interest.

7.5 If Party B fails to repay the loan as agreed when the loan is due or due in advance, Party A shall have the right to collect a penalty interest on the principal of the loan plus 50% of the written interest rate under the single credit granting contract from the actual overdue days. If Party B fails to use the loan according to the agreed purpose, Party A shall have the right to collect a penalty interest on the written interest rate of the loan amount of the misappropriated part of the loan from the date of using the loan in violation of the contract. If Party B delays or misappropriating the loans at the same time, it shall recalculate the penalty interest.

Article 8 Supplementary Provisions

8.1 After the Contract comes into force, if the outstanding balance under the Loan Line Contract and Comprehensive Credit Line Contract previously signed with Party A, it shall be automatically incorporated into the management under this Contract and occupy the credit line under this Contract.

8.2 The single credit granting contract and other credit granting certificates related to this Contract, other relevant documents and materials confirmed by both parties, the letter of commitment and declaration issued by Party B unilaterally, and the notice sent to Party B by Party A unilaterally issued shall all be integral parts of this Contract and have the same legal effect. Party A has entrusted a third-party depository agency or used blockchain technology to extract and store this Contract and other relevant electronic evidence, so as to ensure that this Contract and relevant electronic evidence has not been tampered with since its formation and can be used as evidence in dispute settlement.

8.3 Party B is clearly aware that this Contract uses a third-party electronic signature (digital certificate) for online signing in accordance with the Electronic signature Law of China. Party B recognizes the CFCA Digital Certificate Service Agreement and China Financial Certification Center Global Trust System (CPS) (CFCA), and agrees to accept and is willing to abide by all the terms of the CFCA Digital Certificate Service Agreement and CPS.

8.4 Effectiveness and Modification of the Contract This Contract shall come into force upon being signed online (affixed with an electronic seal) by both parties, and shall terminate on the date when Party B completes the performance of all its obligations under the Contract hereunder.

Party A shall have the right to change and adjust the contents of this Agreement in accordance with national laws, regulations, regulatory regulations and business needs, and to make an announcement on Party A's financing platform. Party B shall have the right to choose whether to continue to perform this Agreement. If Party B is unwilling to accept the contents of Party A's announcement, it shall apply to Party A for termination of this Agreement, stop applying for new credit extension from the effective date of the announcement, and pay off the withdrawn credit extension hereunder this Contract in full within 10 days. If Party B neither applies for termination of the Agreement, pays off the withdrawn credit extension in full within 10 days, nor implements the announcement implemented by Party A, Party A shall have the right to terminate this Agreement and stop providing relevant services to Party B, and hold Party B liable for breach of contract. If Party B continues to use the services provided by Party A, the contents of this Agreement shall be subject to the latest announcement of Party A.

8.5 Compulsory notarization □ Both parties agree to handle compulsory notarization of this Contract. If Party B fails to perform or does not fully perform the obligations agreed herein after the notarization of both parties, Party A shall have the right to apply to the original notary office for the execution certificate and apply to the people's court with jurisdiction with the original notarial certificate and the execution certificate.

8.6 Dispute Resolution

☐ Any dispute arising during the performance of this Contract shall be settled by both parties through negotiation; If the negotiation fails, both parties agree to submit to the Guangzhou Arbitration Commission and jointly entrust the Guangzhou Arbitration Commission to appoint a sole arbitrator, who shall conduct online arbitration according to the current online arbitration rules at the time of application for arbitration. The arbitral award is final and binding on both parties.

☒ for disputes arising from the performance of this Contract, both agree to file a lawsuit with the court with jurisdiction in the place of Party A's industrial and commercial registration or the place of Party A's business site, and agrees that the sued court may apply the trial by Internet. In case of overdue breach, if the principal and interest of the arrears are less than two times the average annual salary of the employed personnel in Guangdong Province in the previous year, the two parties agree that the court shall apply the small-amount litigation procedure, and the first instance shall be the final examination.

8.7 Address of Service and Method of Service

(1) Party B confirms that the E-mail address and mobile phone number reserved by Party B to Party A as the electronic service address, and the industrial and commercial registered address of Party B (the natural person is the id card address within the valid period) as the valid mailing address and method. Party B confirms that Party A, the notarial, arbitration and judicial organs may serve commercial, notarial, arbitration and litigation documents by one or more of the aforementioned service methods. If party A, the notary organ, the arbitration institution or the judicial organ serves the documents to Party B in various ways, the service time shall be subject to the first successful date of the system in the above service method.

(2) Party b confirm the aforementioned delivery method and address applies to the performance process (including but not limited to party a loan collection, etc.), fu notarization (including but not limited to notarization fu strength and default verification, etc.) process, arbitration process and disputes into the proceedings after the first mediation, first instance, second instance, retrial, retrial and execution process of litigation documents.

(3) If the above service address and contact information need to be changed, Party B shall submit it to Party A five working days in advance. If the above dispute has entered the notarization procedures, arbitration procedures and litigation procedures, Party B shall inform and notify the notary office, relevant arbitration institutions and judicial organs in writing of the service address and contact information after the change.

(4) Inaccurate service address and contact information not provided or confirmed by Party B, Or if it fails to timely inform Party A, the notary organ, the arbitration organ, the judicial organ, the party concerned or the designated recipient who refuses to sign for the receipt after the change of the service address, Notary documents, arbitration documents and litigation documents that fail to be actually received by the parties concerned, It shall be deemed to have been served, The date of service shall be confirmed as follows: If delivered by mail, The return date specified in the logistics information of the delivery platform shall be the date of delivery; Direct service, all of which, The date of service is the date when the person on the spot on the situation specified in the service certificate; Litigation documents served electronically, The date of delivery is the date when the electronic document arrives at the party specific system.

(5) After the dispute enters the civil procedure, if Party B responds to the lawsuit and directly submits the confirmation letter of service address to the court. If the confirmation address is inconsistent with the service address confirmed before the lawsuit, the confirmation service address submitted to the court shall prevail.

8.8 All the options determined in this Contract and the annexes shall be determined by drawing in the option box. Failure to delimit means that this option is not as agreed upon in this contract.

8.9 This Contract shall be governed by the laws of the People's Republic of China (for the purposes of this Contract, excluding the Hong Kong Special Administrative Region, Macao Special Administrative Region and Taiwan Region).

Party B hereby declares that it fully understands the terms of this Contract and the relevant terms of the Security Contract (if any) and other relevant documents, and that it has obtained independent legal advice on this matter (when required).

(This page is numbered EDXS020221028043424 signing page of the Comprehensive Credit Line Contract)

Party A (seal):

Signing Date: October 28,2022

Party B (seal):

Signing Date: October 28,2022